                        ------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 March 18, 1997

                         Aames Capital Acceptance Corp.
                 on behalf of Aames Capital Owner Trust 1997-1
                 ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                     333-21219                  95-4619902
  ------------------------            ----------             ------------------
  (State of Incorporation)           (Commission            (I.R.S. Employer
                                      File Number)           Identification No.)



                                                       90010
 3731 Wilshire Boulevard                             -----------
 Los Angeles, California                             (Zip Code)
 -----------------------
  (Address of Principal
   Executive Offices)

       Registrant's telephone number, including area code: (213) 351-6100


                                   No Change
               --------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

               --------------------------------------------------

         The sole purpose of this Current Report on Form 8-K is to file the Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of the corporation designated to act as trustee in connection with the proposed offering of the Aames Capital Owner Trust 1997-1 Adjustable Rate Asset-Backed Bonds, Series 1997-1 (the "Bonds"). This exhibit shall be incorporated by reference in the Registration Statement on Form S-3 of Aames Capital Acceptance Corp. (Commission File No. 333-21219) pursuant to which the Bonds will be offered in order to effect qualification of the related Indenture under the Trust Indenture Act of 1939, as amended.

   Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

   (a)      Not applicable.

   (b)      Not applicable.

   (c)      Exhibits:

            25.1 Form T-1 Statement of Eligibility of Bankers Trust Company of California, N.A.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AAMES CAPITAL ACCEPTANCE CORP.


                                 By: /s/ Mark E. Elbaum
                                     ------------------------------------
                                      Mark E. Elbaum
                                      Senior Vice President - Finance



Dated:  March 18, 1997